                                                                    EXHIBIT 99.3


                               THE 4400 APARTMENTS

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997

                          Independent Auditors' Report


To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of The 4400 Apartments for the year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The 4400 Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
June 26, 1998

                               THE 4400 APARTMENTS
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1997



REVENUES
     Net rental revenues                                              $  376,706
     Other revenues                                                       12,091
                                                                      ----------

     Total revenues                                                      388,797

DIRECT OPERATING EXPENSES
     Repairs and maintenance                                             199,102
     Salaries and benefits                                                75,881
     Utilities                                                            59,966
     Property taxes                                                       30,167
     Insurance                                                             7,348
                                                                      ----------

     Total direct operating expenses                                     372,464
                                                                      ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                       $   16,333
                                                                      ==========

         The accompanying notes are an integral part of this statement.

                               THE 4400 APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:   ORGANIZATION AND BASIS OF PRESENTATION

          The 4400 Apartments is a 92-unit apartment complex located in Midland, Texas. During 1997, the property was owned by Mutual Life Insurance Company of New York.

          The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:   ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:   OTHER REVENUES

          Other revenues consist of the following:

          Miscellaneous Income                                         $   6,010
          Forfeited deposits                                               3,020
          Application fees                                                 1,705
          Late fees                                                        1,356
                                                                       ---------

                                                                       $  12,091
                                                                       =========

NOTE 4:   SUBSEQUENT EVENT

          The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on April 30, 1998.